UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2020

Vivos Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39796	81-3224056
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9137 Ridgeline Boulevard, Suite 135

Highlands Ranch, Colorado 80129

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (866) 908-4867

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VVOS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

On December 15, 2020, Vivos Therapeutics, Inc. (the “Company”) consummated its initial public offering (the “IPO”) of 4,025,000 shares of common stock of the Company, par value $0.0001 per share (“Common Stock”), which includes an additional 525,000 shares pursuant to the exercise in full of the underwriters’ option to purchase additional shares of Common Stock. The Common Stock were sold at a price of $6.00 per share, generating gross proceeds to the Company of $24,150,000 before underwriting discounts, commissions and other estimated offering expenses.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-249412) related to the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on October 9, 2020 (as amended, the “Registration Statement”).

●	An Underwriting Agreement (the “Underwriting Agreement”), dated December 10, 2020, by and between the Company and Roth Capital Partners, LLC (“Roth”), as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	Representative’s Warrants (“Warrants”), dated December 15, 2020, by the Company in favor of Roth and its designees named in the Warrants, a form of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

The above agreements are in their final forms. Subsequent to the effective date of the Registration Statement, the Company and Roth clarified that, rather than three (3) years, each of the Warrants shall have a term of five (5) years, commencing on the effective date of the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 10, 2020, by and between the Company and Roth, as representative of the several underwriters.

4.1	Form of Representative’s Warrant, dated December 15, 2020.

99.1	Press Release, dated December 15, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vivos Therapeutics, Inc.

	By:	/s/ R. Kirk Huntsman
	Name:	R. Kirk Huntsman
	Title:	Chief Executive Officer

Dated: December 15, 2020